Exhibit 99.1
Saga Communications, Inc.
Reports 3rd Quarter 2008 Results
Contact:
Samuel D. Bush
313/886-7070
Grosse Pointe Farms, MI – November 4, 2008 – Saga Communications, Inc. (NYSE-SGA) today reported that 3rd quarter 2008 free cash flow was approximately flat at $5.5 million. Net operating revenue was also approximately flat with the comparable period in 2007 at $36.2 million and operating income decreased 7.2% to $7.4 million. Net income decreased $224 thousand to $3.1 million for the quarter ended September 30, 2008 ($.16 per fully diluted share compared to $.17 per fully diluted share for the comparable period in 2007). For the same period, station operating expense increased $613 thousand to $26.6 million (station operating expense includes depreciation and amortization attributable to the stations). On a same station basis for the quarter, net operating revenue decreased 1.0% to $35.9 million, operating income decreased 7.8% to $7.3 million and station operating expense increased $384 thousand to $26.3 million.
For the nine month period ended September 30, 2008, free cash flow increased 8.8% to $13.0 million. Net operating revenue decreased 1.4% from the comparable period in 2007 to $105.1 million, operating income decreased 8.0% to $18.7 million and net income decreased $404 thousand to $7.5 million ($.38 per fully diluted share) compared to $7.9 million ($.39 per fully diluted share) for the comparable period in 2007. For the same period, station operating expense increased $269 thousand to approximately $79.3 million (station operating expense includes depreciation and amortization attributable to the stations). On a same station basis for the nine months, net operating revenue decreased 2.3% to $104.1 million, operating income decreased 9.2% to $18.5 million and station operating expense decreased $452 thousand to $78.5 million.
Capital expenditures in the third quarter of 2008 were $1.6 million of which $60 thousand were as a result of acquisitions. For the nine months, capital expenditures were $5.1 million of which $390 thousand were as a result of acquisitions and $150 thousand were related to digital radio. Currently we expect capital expenditures for the year to be approximately $8.0 million (reduced from our previous estimate of $9.0 million).

During the quarter ended September 30, 2008, the Company bought back 1,548,394 shares of stock for a total purchase price of $8.8 million. For the nine month period ended September 30, 2008 the Company bought back 2,084,756 shares for a total purchase price of $11.8 million.
The attached Selected Supplemental Financial Data table discloses “as reported,” “same station” and “pro forma” information by segment. The “as reported” amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The “same station” amounts reflect only the results of operations for stations that we owned for the entire comparable period. The “pro forma” amounts assume the 2008 and 2007 acquisitions and dispositions occurred as of January 1, 2007.
Saga Communications utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance. Such non-GAAP measures include same station financial information and free cash flow. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including but not limited to evaluating individual station and market-level performance, evaluating overall operations and as a primary measure for incentive based compensation of executives and other members of management. Saga’s management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Financial Data Non-GAAP Disclosures tables.
Saga Communications, Inc. is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. The Company owns or operates broadcast properties in 26 markets, including 61 FM and 30 AM radio stations, 3 state radio networks, 2 farm radio networks, 5 television stations and 4 low-power television stations. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacommunications.com.
Saga’s third quarter 2008 results conference call will be on Tuesday, November 4, 2008 at 2:00 PM EST. The dial in number for domestic calls is 800/230-1093. For international callers the number is 612/332-0107. The call can be replayed for 7 days by calling domestically 800/475-6701 or internationally 320/365-3844 and referring to access code 960297. Thereafter, a transcript of the call will be available on our website.
The Company requests that all parties that have a question that they would like to submit to the Company to please email the inquiry by 1:00 PM EST on November 4, 2008 to SagaIR@sagacom.com. The Company will discuss, during the limited period of the conference call, those inquiries it deems of general relevance and interest. Only inquiries made in compliance with the foregoing will be discussed during the call.

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “believes,” “expects,” “anticipates,” “guidance” and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga’s ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga’s business, are described in the reports Saga Communications, Inc. periodically files with the U.S. Securities and Exchange Commission, including Item 1A of our annual report on Form 10-K. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga’s actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three and Nine Months Ended
September 30, 2008 and 2007
(amounts in 000’s except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007

Operating Results
Net operating revenue	$36,192	$36,218	$105,066	$106,522
Station operating expense	26,588	25,975	79,255	78,986
Corporate general and administrative	2,485	2,272	7,611	7,194
Gain on asset exchange	(282)	—	(506)	—

Operating income	7,401	7,971	18,706	20,342
Interest expense	1,889	2,283	5,760	6,861
Other expense, net	—	60	27	142

Income before income tax	5,512	5,628	12,919	13,339
Income tax expense	2,415	2,307	5,452	5,468

Net income	$3,097	$3,321	$7,467	$7,871

Earnings per share
Basic	$0.16	$0.17	$0.38	$0.39

Diluted	$0.16	$0.17	$0.38	$0.39

Weighted average common shares	18,940	20,112	19,593	20,082
Weighted average common shares and common shares equivalents	18,952	20,126	19,607	20,111

Free Cash Flow
Net income	$3,097	$3,321	$7,467	$7,871
Plus: Depreciation and amortization:
Station	2,238	2,013	6,391	5,847
Corporate	54	48	160	146
Deferred tax provision	1,640	1,334	3,566	3,161
Non-cash compensation	338	376	1,059	991
Gain on asset exchange	(282)	—	(506)	—
Other expense, net	—	60	27	142
Less: Capital expenditures	(1,609)	(1,617)	(5,134)	(6,180)

Free cash flow	$5,476	$5,535	$13,030	$11,978

Balance Sheet Data
Working capital			$19,311	$22,560
Net fixed assets			73,889	74,286
Net intangible assets and other assets			230,484	217,711
Total assets			339,815	330,935
Long term debt (including current portion of $1,061 and $0, respectively)			134,411	129,911
Stockholders’ equity			146,066	145,543

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
September 30, 2008 and 2007
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
	2008	2007	2008	2007	2008	2007

Consolidated
Net operating revenue	$36,192	$36,218	$35,855	$36,156	$36,192	$36,500
Station operating expense	26,588	25,975	26,320	25,936	26,588	26,239
Corporate general and administrative	2,485	2,272	2,485	2,272	2,485	2,272
Gain on asset exchange	(282)	—	(282)	—	(282)	—

Operating income	7,401	7,971	$7,332	$7,948	7,401	7,989
Interest expense	1,889	2,283			1,889	2,283
Other expense, net	—	60			—	60
Income tax expense	2,415	2,307			2,415	2,315

Net income	$3,097	$3,321			$3,097	$3,331

Earnings per share:
Basic	$0.16	$0.17			$0.16	$0.17

Diluted	$0.16	$0.17			$0.16	$0.17

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
	2008	2007	2008	2007	2008	2007

Radio Segment
Net operating revenue	$31,306	$31,904	$30,969	$31,842	$31,306	$32,186
Station operating expense	22,717	22,492	22,449	22,453	22,717	22,756

Operating income	$8,589	$9,412	$8,520	$9,389	$8,589	$9,430

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
	2008	2007	2008	2007	2008	2007

Television Segment
Net operating revenue	$4,886	$4,314	$4,886	$4,314	$4,886	$4,314
Station operating expense	3,871	3,483	3,871	3,483	3,871	3,483
Gain on asset exchange	(282)	—	(282)	—	(282)	—

Operating income	$1,297	$831	$1,297	$831	$1,297	$831

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
	2008	2007	2008	2007	2008	2007

Depreciation and amortization by segment
Radio Segment	$1,618	$1,608	$1,589	$1,600	$1,618	$1,660
Television Segment	620	405	620	405	620	405
Corporate and Other	54	48	54	48	54	48

	$2,292	$2,061	$2,263	$2,053	$2,292	$2,113

(1)	Pro Forma results assume all acquisitions and dispositions in 2007 and 2008 occurred as of January 1, 2007.

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Nine Months Ended
September 30, 2008 and 2007
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
	2008	2007	2008	2007	2008	2007

Consolidated
Net operating revenue	$105,066	$106,522	$104,049	$106,460	$105,066	$107,445
Station operating expense	79,255	78,986	78,496	78,948	79,255	79,807
Corporate general and administrative	7,611	7,194	7,611	7,194	7,611	7,194
Gain on asset exchange	(506)	—	(506)	—	(506)	—

Operating income	18,706	20,342	$18,448	$20,318	18,706	20,444
Interest expense	5,760	6,861			5,760	6,861
Other expense, net	27	142			27	142
Income tax expense	5,452	5,468			5,452	5,510

Net income	$7,467	$7,871			$7,467	$7,931

Earnings per share:
Basic	$0.38	$0.39			$0.38	$0.39

Diluted	$0.38	$0.39			$0.38	$0.39

	As-Reported		Same Station		Pro Forma (1)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
	2008	2007	2008	2007	2008	2007

Radio Segment
Net operating revenue	$91,316	$93,640	$90,299	$93,578	$91,316	$94,563
Station operating expense	68,028	68,460	67,269	68,422	68,028	69,281

Operating income	$23,288	$25,180	$23,030	$25,156	$23,288	$25,282

	As-Reported		Same Station		Pro Forma (1)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
	2008	2007	2008	2007	2008	2007

Television Segment
Net operating revenue	$13,750	$12,882	$13,750	$12,882	$13,750	$12,882
Station operating expense	11,227	10,526	11,227	10,526	11,227	10,526
Gain on asset exchange	(506)	—	(506)	—	(506)	—

Operating income	$3,029	$2,356	$3,029	$2,356	$3,029	$2,356

	As-Reported		Same Station		Pro Forma (1)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
	2008	2007	2008	2007	2008	2007

Depreciation and amortization by segment
Radio Segment	$4,771	$4,653	$4,685	$4,645	$4,771	$4,825
Television Segment	1,620	1,194	1,620	1,194	1,620	1,194
Corporate and Other	160	146	160	146	160	146

	$6,551	$5,993	$6,465	$5,985	$6,551	$6,165

(1)	Pro Forma results assume all acquisitions and dispositions in 2007 and 2008 occurred as of January 1, 2007.

Saga Communications, Inc.
Selected Supplemental Financial Data
Quarterly Proforma Information
September 30, 2008 and 2007
(amounts in 000’s except per share data)
(Unaudited)

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2008	2007	2008	2007	2008	2007	2007

Consolidated
Net operating revenue	$31,532	$32,193	$37,342	$38,752	$36,192	$36,500	$37,537
Station operating expense	25,421	26,284	27,246	27,284	26,588	26,239	27,352
Corporate general and administrative	2,552	2,316	2,574	2,606	2,485	2,272	2,606
Gain on asset exchange	—	—	(224)	—	(282)	—	—

Operating income	3,559	3,593	7,746	8,862	7,401	7,989	7,579
Interest expense	1,995	2,297	1,876	2,281	1,889	2,283	2,093
Other expense, net	20	35	7	47	—	60	131
Income tax expense	634	509	2,403	2,686	2,415	2,315	2,222

Net income	$910	$752	$3,460	$3,848	$3,097	$3,331	$3,133

Earnings per share:
Basic	$0.05	$0.04	$0.17	$0.19	$0.16	$0.17	$0.16

Diluted	$0.05	$0.04	$0.17	$0.19	$0.16	$0.17	$0.16

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2008	2007	2008	2007	2008	2007	2007

Radio Segment
Net operating revenue	$27,381	$28,203	$32,629	$34,174	$31,306	$32,186	$32,992
Station operating expense	21,913	22,802	23,398	23,723	22,717	22,756	23,738

Operating income	$5,468	$5,401	$9,231	$10,451	$8,589	$9,430	$9,254

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2008	2007	2008	2007	2008	2007	2007

Television Segment
Net operating revenue	$4,151	$3,990	$4,713	$4,578	$4,886	$4,314	$4,545
Station operating expense	3,508	3,482	3,848	3,561	3,871	3,483	3,614
Gain on asset exchange	—	—	(224)	—	(282)	—	—

Operating income	$643	$508	$1,089	$1,017	$1,297	$831	$931

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2008	2007	2008	2007	2008	2007	2007

Depreciation and amortization by segment
Radio Segment	$1,562	$1,566	$1,591	$1,599	$1,618	$1,660	$1,723
Television Segment	395	389	605	400	620	405	425
Corporate and Other	53	47	53	51	54	48	58

	$2,010	$2,002	$2,249	$2,050	$2,292	$2,113	$2,206

(1)	Pro Forma results assume all acquisitions and dispositions in 2007 and 2008 occurred as of January 1, 2007.

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three Months Ended
September 30, 2008 and 2007
(amounts in 000’s)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2008	Period	2008	2007	Period	2007

Consolidated
Net operating revenue	$36,192	$(337)	$35,855	$36,218	$(62)	$36,156
Station operating expense	26,588	(268)	26,320	25,975	(39)	25,936
Corporate general and administrative	2,485	—	2,485	2,272	—	2,272
Gain on asset exchange	(282)	—	(282)	—	—	—

Operating income	$7,401	$(69)	$7,332	$7,971	$(23)	$7,948

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2008	Period	2008	2007	Period	2007

Radio Segment
Net operating revenue	$31,306	$(337)	$30,969	$31,904	$(62)	$31,842
Station operating expense	22,717	(268)	22,449	22,492	(39)	22,453

Operating income	$8,589	$(69)	$8,520	$9,412	$(23)	$9,389

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2008	Period	2008	2007	Period	2007

Television Segment
Net operating revenue	$4,886	—	$4,886	$4,314	—	$4,314
Station operating expense	3,871	—	3,871	3,483	—	3,483
Gain on asset exchange	(282)	—	(282)	—	—	—

Operating income	$1,297	—	$1,297	$831	—	$831

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Nine Months Ended
September 30, 2008 and 2007
(amounts in 000’s)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Nine Months	and Dispositions	Nine Months	Nine Months	and Dispositions	Nine Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2008	Period	2008	2007	Period	2007
Consolidated
Net operating revenue	$105,066	$(1,017)	$104,049	$106,522	$(62)	$106,460
Station operating expense	79,255	(759)	78,496	78,986	(38)	78,948
Corporate general and administrative	7,611	—	7,611	7,194	—	7,194
Gain on asset exchange	(506)	—	(506)	—	—	—

Operating income	$18,706	$(258)	$18,448	$20,342	$(24)	$20,318

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Nine Months	and Dispositions	Nine Months	Nine Months	and Dispositions	Nine Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2008	Period	2008	2007	Period	2007

Radio Segment
Net operating revenue	$91,316	$(1,017)	$90,299	$93,640	$(62)	$93,578
Station operating expense	68,028	(759)	67,269	68,460	(38)	68,422

Operating income	$23,288	$(258)	$23,030	$25,180	$(24)	$25,156

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Nine Months	and Dispositions	Nine Months	Nine Months	and Dispositions	Nine Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2008	Period	2008	2007	Period	2007

Television Segment
Net operating revenue	$13,750	—	$13,750	$12,882	—	$12,882
Station operating expense	11,227	—	11,227	10,526	—	10,526
Gain on asset exchange	(506)	—	(506)	—	—	—

Operating income	$3,029	—	$3,029	$2,356	—	$2,356